SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 24, 2006

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2006, Synovus Financial Corp. (“Registrant”) issued a press release announcing that it had completed its previously announced acquisition of Riverside Bancshares, Inc. on March 24, 2006. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits

	Exhibit No.	Description
	99.1	Registrant’s press release dated March 27, 2006 in connection with Riverside Bancshares, Inc.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Registrant”)

Dated: March 27, 2006	By:/s/ Kathleen Moates Senior Deputy General Counsel Kathleen Moates

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